===============================================================================

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                     __________________________________



                                 FORM 8-K/A

                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  May 29, 1998




                           ALLEGIANT BANCORP, INC.
          (Exact name of registrant as specified in its charter)


         MISSOURI                0-26350               43-1519382
     (State or other        (Commission File        (I.R.S. Employer
     jurisdiction of             Number)             Identification
      organization)                                      Number)



            2122 KRATKY ROAD
          ST. LOUIS, MISSOURI                            63114
 (Address of principal executive offices)              (Zip Code)



   Registrant's telephone number, including area code:  (314) 692-8200



===============================================================================

      On June 5, 1998, Allegiant Bancorp, Inc. (the "Company") filed a Current Report on Form 8-K dated May 29, 1998 (the "Form 8-K") regarding its engagement of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 1998. This Current Report on Form 8-K/A is filed to submit to the Securities and Exchange Commission the letter of BDO Seidman, LLP, the Company's independent auditors for the year ended December 31, 1997, regarding the disclosure contained in the Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Financial Statements of Business Acquired
                  -----------------------------------------

                  Not applicable.

            (b)   Pro Form Financial Information
                  -----------------------------

                  Not applicable.

            (c)   Exhibits
                  --------

                  Exhibit 16: Letter from BDO Seidman, LLP, dated June 16,
                              1998, to the Securities and Exchange Commission regarding the Item 4 disclosure contained in Allegiant Bancorp, Inc.'s Current Report on Form 8-K, dated May 29, 1998.


                        *            *          *

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 19, 1998

                                       ALLEGIANT BANCORP, INC.



                                       By /s/ Sandra L. Friedman
                                         --------------------------------------
                                         Sandra L. Friedman,
                                         Executive Vice-President and
                                         Chief Financial Officer



                                    - 3 -